The Chemours Company West Coast Investor Meetings June 9-10, 2016

This presentation contains forward-looking statements, which often may be identified by their use of words like “plans,” “expects,” “will,” “believes,” “intends,” “estimates,” “anticipates” or other words of similar meaning. These forward- looking statements address, among other things, our anticipated future operating and financial performance, business plans and prospects, transformation plans, resolution of environmental liabilities, litigation and other contingencies, plans to increase profitability, our ability to pay or the amount of any dividend, and target leverage that are subject to substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward-looking statements are not guarantees of future performance and are based on certain assumptions and expectations of future events which may not be realized. The matters discussed in these forward- looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those projected, anticipated or implied in the forward-looking statements, as further described in our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the fiscal year ended December 31, 2015. Chemours undertakes no duty to update any forward-looking statements. This presentation contains certain supplemental measures of performance that are not required by, or presented in accordance with, generally accepted accounting principles in the United States (“GAAP”). These Non-GAAP measures include Adjusted Net Income (Loss), Adjusted EPS, Adjusted EBITDA and Free Cash Flow, which should not be considered as replacements of GAAP. Free Cash Flow is defined as Cash from Operations minus cash used for PP&E purchases. Further information with respect to and reconciliations of such measures to the nearest GAAP measure can be found in the appendix hereto. Management uses Adjusted Net Income (Loss), Adjusted EPS, Adjusted EBITDA and Free Cash Flow to evaluate the Company’s performance excluding the impact of certain non-cash charges and other special items in order to have comparable financial results to analyze changes in our underlying business from quarter to quarter. Historical results prior to July 1, 2015 are presented on a stand-alone basis from DuPont historical results and are subject to certain adjustments and assumptions as indicated in this presentation, and may not be an indicator of future performance. Additional information for investors is available on the company’s website at investors.chemours.com. Safe Harbor Statement 1

The Chemours Company at a Glance

Chemours™

Sales[(1)]:	**$5,651**
Adj. EBITDA[(1)]:	**$556**
% margin:	***10%***

Titanium Technologies

Sales:	$2,368
Adj. EBITDA:	287
% margin:	*12%*

- Titanium dioxide (TiO_2) is a pigment used to deliver whiteness, opacity, brightness and protection from sunlight
- ***#1 global producer of TiO_2 by capacity, sales and profitability***

Fluoroproducts

Sales:	$2,209
Adj. EBITDA:	310
% margin:	*14%*

- Products for high performance applications across broad array of industries, including refrigerants, propellants and industrial resins
- ***#1 global producer of both fluorochemicals and fluoropolymers***

Chemical Solutions

Sales:	$1,074
Adj. EBITDA:	38
% margin:	*4%*

- Chemicals used in gold production, oil refining, agriculture, industrial polymers and other industries
- ***#1 producer in Americas of sodium cyanide***
- ***#1 in US Northeast of sulfuric acid regeneration***
- ***#2 in US Gulf Coast of sulfuric acid regeneration***

By Geography[(2)]



Latin America 14%
EMEA 17%
Asia Pacific 24%
North America 45%

By Product[(2)]



Titanium Dioxide 42%
Sulfur Products 4%
Cyanides 6%
Performance Chemicals & Intermediates 9%
Fluorochemicals 17%
Fluoropolymers 22%

Dollars in millions
(1) Data represents last twelve months ending March 31, 2016
(2) Geographic and product data reflect full year 2015 net sales
Adjusted EBITDA includes corporate and other charges which are not reflected in individual segment Adjusted EBITDA. See reconciliation of Adjusted EBITDA in Appendix.

Chemours™ 2

Transformation Plan Priorities

Reduce Costs	• Achieved cost reductions of ~$100M in second half of 2015 • Additional cost reduction target of $350M through 2017 over 2015 • Line of sight to $200M of cost reductions to be realized in 2016
Optimize The Portfolio	• Closed Aniline sale, Signed definitive agreement to sell C&D • Evaluating strategic alternatives for Sulfur Products in the Chemical Solutions portfolio • Retaining and improving cost position of Methylamines business • Investing in Cyanides business
Grow Market Positions	• Support customer growth in TiO_2 through successful Altamira start-up • Continue ramp up of Opteon™ product line in Fluoroproducts • Grow Cyanides business with key customers • Target $150M Adjusted EBITDA growth from Opteon™, Altamira, and Cyanides through 2017
Refocus Investments	• Concentrate capital spending on investable business portfolio • Announced $230M investment in the next increment of Opteon™ capacity • Rationalize annual capital spending to ~$350M
Enhance Our Organization	• Foster an entrepreneurial organization • Operate with a simpler structure • Maintain a commitment to a safe and sustainable future

Plan Well Underway to Enhance Adjusted EBITDA by $500M, Improve Free Cash Flow and Reduce Leverage to ~3x in 2017

Chemours™

3

Titanium Technologies

Paper 14% Coatings 57% Plastics 25% Specialty 4% North America 32% Asia Pacific 32% EMEA 22% Latin America 14%  Global leader in TiO2 with production capacity of 1.25 million metric tons(1) − 4 TiO2 plants with 7 production lines (1) − Packaging facility at Kallo, Belgium − Mineral sands mine at Starke, FL  Industry-leading manufacturing cost position − Unique chloride technology − Feedstock flexibility  Strong brand reputation − Ti-Pure™ sold to ~800 customers globally Chemours Titanium Technologies Business Overview  Coatings – architectural, industrial, automotive  Plastics – rigid / flexible packaging, PVC pipe/windows  Papers – laminate papers, coated paper/paperboard, sheet  Specialty – rubber, leather, diesel particulate filters Geography(3) End Market(3) Source: Company filings and data. Titanium Technologies: TZMI (2015) (1) Pro forma for completion of Altamira expansion (2) TiO2 market share statistics based on volume statistics from company filings and market estimates (3) Reflects full year 2015 segment net sales 5 Business Overview Chemours is #1 in TiO2 Globally (2) 18% 13% 13% 9% 8% 5% 3% Chemours Cristal Huntsman Kronos Tronox Lomon Henan

Chemours’ product value and cost offer supply security in a stressed TiO2 industry TiO2 Market: Cost Differentials 6 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 110% 120% 130% 140% 0 500 1,000 2,600 1,800 3,100 3,600 4,100 1,400 4,500 5,000 5,500 6,000 N o rmail z ied C o st/ p ric e $/ T o n n e Realizable Capacity (Metric kT) Multi-National Producers 1Q16 avg. China export quality Range of China Domestic Cost China Export Chemours China Domestic 1Q16 avg. price HQ Global Source: Chemours estimates based on internal calculations; price estimates from industry sources 1Q16 avg. China domestic – low quality

TiO_2 Market Segments Addressed by Producers

Chemours delivers high-quality product to serve customers in attractive higher value-add segments of the TiO_2 market



Price (USD/metric ton)
High
Low
Other Multinational Producers
Ultrafine
Chemours
Specialty
Chinese Producers
High Quality
Multi-Purpose
Multi-Purpose EP
Low quality
Fit for Use
Utilization <80%
Utilization >90%
1,000
2,000
3,000
4,000
5,000
6,000
Volume (Metric kT)

Source: Chemours Estimates

Chemours

7

Chemours' Capabilities

Chemours has scale, leading process technology and manufacturing flexibility creating a sustainable low-cost position adaptable to customer needs and market conditions

The Chemours' Advantage

- 100% chloride process
- Highest throughput operations
- Process technology and operational discipline
- Flexible manufacturing circuit with sustainable expansion options



TiO_2 Production Facilities by Capacity
(MetrickT / year)
New Johnsonville, Tennessee
Altamira,Mexico*
DeLisle, Mississippi
Kuan Yin, Taiwan
Chemours smallest
Avg. Chinese Facility Size
Chemours
Cristal
Huntsman
Kronos
Tronox
Lomon
Henan
*Following completion of line two expansion
Source: SRI (2012)
Chloride
Sulfate

8

Transformation Plan Progress: Growing Market Positions 9 Construction completed, with production gradually ramping to nameplate capacity of 200,000 metric tonnes per year ● $20 million of annual EBITDA improvement expected ● Approximately 20% increase to Chemours total nameplate capacity ● Expands Chemours’ ore grade flexibility ● Product qualification at customers is underway ● Chemours adjusting production throughout our network to remain matched to our customer demand as Altamira comes online Altamira startup enhances leading cost position and manufacturing flexibility with world class TiO2 assets

Fluoroproducts

Fluoroproducts Business Overview

Business Overview

- Supplies products for high performance applications across broad array of industries
- #1 in Fluoroproducts globally
  - Fluorochemicals: #1 in refrigerants, #1 in propellants, #3 in foaming agents
  - Fluoropolymers: #1 in industrial resins, #1 in fluoropolymer specialties
- Key Brands include Teflon®, Freon®, Opteon®, Viton®

Chemours is #1 in Fluoroproducts Globally(2)



Fluorochemicals
22%
17%
17%
8%
7%
Chemours
Honeywell
Arkema
Dongyue
Mexichem
Fluoropolymers
25%
16%
12%
11%
6%
Chemours (3)
Daikin
3M (Dyneon)
Solvay
Dongyue

Geography(1)



Latin America 11%
EMEA 18%
North America 47%
Asia Pacific 24%

Product(1)



Fluorochemicals 44%
Fluoropolymers 56%

- **Fluorochemicals** – mainly refrigerants, propellants, and foam expansion agent
- **Fluoropolymers** – mainly industrial resins and downstream products & coatings
- **Key End Markets** – AC, refrigeration, automotive, aerospace, consumer, wire & cable, electronics and telecommunications

Source: Company filings and data, Fluoroproducts: Company filings and Management estimates
(1) Reflects full year 2015 segment net sales
(2) Fluorochemicals and fluoropolymers market share statistics based on 2014 internal revenue estimates and company filings
(3) Includes 100% contribution from the DuPont-Mitsui Fluorocarbon Company joint venture

Chemours™

11

Transformation Plan Progress: Growing Market Positions 12 Opteon™ YF Next Gen Gas for mobile air- conditioning HFO-1336(Z) Next Gen Liquids for Foams, Centrifugal Chillers, Organic Rankine Cycles, High Temp Heat Pumps Opteon™ YF blends Next Gen Gas for Commercial Refrigeration, Residential/Light Commercial A/C, Chillers, High Temp Heat Pump Market-Leading Portfolio of Low GWP Products Opteon™ Technology Adoption Accelerating • Opteon™ Expected to Provide ~$100M of Adjusted EBITDA Growth thru 2017 • Growth Beyond 2018 will be supplied by New $230M facility in Corpus Christi Opteon™ Revenue Outlook $100M Incremental Adjusted EBITDA

Chemical Solutions

Chemical Solutions Overview

Business Overview

- Diverse portfolio of industrial businesses primarily operating in the Americas
- Unmatched reputation for safety, reliability and stewardship
- 14 production facilities located in North America and one located in the U.K.

Cyanide Competitive Advantages

- Market leadership
- Favorable end market dynamics
- Selective, high-return investment opportunity

Geography(1)



Latin America 17%
North America 70%
EMEA 4%
Asia Pacific 9%

Product(1)



Cyanides 29%
Performan ce Chemicals & Intermedia tes...
Sulfur 23%

- **Cyanides** – sodium cyanide, hydrogen cyanide, potassium cyanide
- **Sulfur Products** – non-fuming sulfuric acid, spent acid regeneration, sulfur derivatives
- **Performance Chemicals and Intermediates** – aniline, methylamines, reactive metals, clean and disinfect chemicals

Source: Company filings and data
(1) Reflects full year 2015 segment net sales

Chemours™

14

Transformation Plan Progress: Optimizing the Portfolio Progress on Strategic Review of Chemical Solutions Retain Under Review Sell Shutdown Cyanides Sulfur Products Aniline Clean & Disinfect Chemicals Methyl- amines Reactive Metals 15

Environmental and Litigation Matters

Environmental Liabilities and Litigation Matters

Environmental Liabilities

Environmental Remediation

- Environmental liabilities are well understood and well managed
- Accrued liability of $293 million as of 3/31/16
- Based on estimated remediation activities and average 15-20 year horizon
- Annual expenses reflected in Adjusted EBITDA

Notifications received for ~174 sites

- ~40% – resolved
- ~30% – no liability based on current information
- ~30% – active remediation underway

Litigation Matters

Asbestos

- Accrued liability of $44 million at 3/31/16
- ~2,180 cases alleging personal injury from exposure at sites between ~1950 to ~1990
- Accrued liability estimated based on precedent settlement history

PFOA

- Accrued liability of $20 million at 3/31/16 related to water treatment obligations and Little Hocking Water Association settlement
- Voluntary medical monitoring for defined population
- ~3,500 individual personal injury claims to be tried one-by-one, sequentially; DuPont is the named defendant

Chemours™

17

Health Advisory on PFOA 18 • New health advisory of 70 parts per trillion (ppt) announced by the U.S. Environmental Protection Agency on May 19, 2016; previous threshold was 400 ppt • DuPont used or produced PFOA at 3 Chemours operating sites subject to the new health advisory • Used at 3 additional Chemours sites outside of the US • Based on publicly available sampling data, as well as historic sampling performed by DuPont, EPA has determined that additional public water systems and private residential wells around 2 of Chemours’ operating sites may require treatment via carbon filtration • Chambers Works facility in Deepwater, NJ • Washington Works facility in Washington, WV — As of 2008, installation of filtration systems at 7 public water systems around Washington Works has been completed; carbon filtration remains ongoing • Water filtration activities will be expanded to Vienna, WV to meet the new standard • Working with EPA and local authorities on potential sampling of 3 additional areas in the Washington Works vicinity • Preliminary cost estimates for additional sampling and filtration around the 2 Chemours operating sites are not believed to be material to Chemours

2016 YTD Financial Performance & FY Outlook

First Quarter 2016 Highlights 20 Executing on all aspects of our five-point transformation plan Began implementing TiO2 price increases Announced decision to invest in world-class facility to support growing Opteon™ demand Improved working capital performance, ended quarter with strong cash balance Announced sale of Clean & Disinfect business

1Q16 Overview 21 First Quarter Financial Summary 1Q16 1Q15 ∆ Yr/Yr 4Q15 ∆ Seq. Net Sales $1,297 $1,363 ($66) $1,360 ($63) Adj. EBITDA 128 145 (17) 132 (4) Adj. EBITDA Margin (%) 9.9 10.6 (0.7) 9.7 0.2 Net Income (loss) 51 43 8 (86) 137 Adj. Net Income 11 59 (48) 5 6 EPS1 $0.28 $0.24 $0.04 ($0.48) $0.76 Adj. EPS1 $0.06 $0.33 ($0.27) $0.03 $0.03 Free Cash Flow2 ($219) ($375) $156 $175 ($394) ($ in millions unless otherwise noted) See reconciliation of non-GAAP measures in the Appendix 1 Periods prior to 3Q15 are represented by pro forma basic and diluted EPS 2 Defined as Cash from Operations minus cash used for PP&E purchases excluding benefit from DuPont prepayment of ~$166M at 3/31/16 Year-over-year  Financial results lower primarily due to lower TiO2 pricing and currency headwinds partially offset by Transformation Plan cost reductions  Meaningful improvement in Free Cash Flow performance Sequentially  Benefits from cost reductions and Opteon™ growth tempered by lower pricing and licensing income

Progress on Transformation Plan: Reducing Costs 22 2H2015 Actual 2016 YTD 2016E 2017E 2015 Realized 2016 Realized 2016 Target 2017 Target ~$100M ~$300M ~$450M ($ in millions) $350M Incremental to 2015 ~$40M Cost Reduction Activities Targeting ~$450 Million in Cumulative Savings

Liquidity Position 23 1 Based on Credit Agreement defined LTM Adjusted EBITDA, as amended February 2016, including pro forma adjustments, Senior Secured Net Debt/EBITDA of 1.6x 2 Includes impact from gain on sale of Beaumont aniline facility 3 Includes proceeds from sale of Beaumont aniline facility ($ in millions) $366 $435 ($29) ($60) ($89) ($5) $51 $74 $127 4Q15 Cash Balance 1Q16 Net Income (Loss) Depr., Amort. Deferred Tax & Other Working Capital CAPEX Dividend Other 1Q16 Cash Balance Positive Impact Negative Impact Operating Cash Flow of $36M  Free Cash Flow of ($53M) or ($219M) excluding DuPont prepayment benefit versus ($375M) in Q1 2015  Quarter-end cash balance of $435M reflecting improved working capital performance, DuPont pre- payment and proceeds from Beaumont aniline sale  Net debt of $3.6B  Total Liquidity of ~$1.1B, including full revolver availability of $750M1  Cash restructuring payments of $32M in Q1, full year still expected to be approximately $100 – 120M 2 3

2016 Outlook Reaffirmed 24  2016 Adjusted EBITDA Expected to be Greater than 2015,  including $200M of Transformation Savings,  Generating Modestly Positive Free Cash Flow Market Factors • TiO2 price • Currency • End-market demand Chemours Initiatives • Cost reductions • Working capital productivity • Ramp up in Opteon™ • Altamira start-up Key Factors Influencing 2016 Performance:

Appendix

Segment Financial Information 26 (dollars in millions)

GAAP Net Income (Loss) to Adjusted EBITDA and Adjusted Net Income Reconciliations

(dollars in millions unless otherwise noted)

RECONCILIATION OF NET INCOME (LOSS) ATTRIBUTABLE TO CHEMOURS TO ADJUSTED NET INCOME AND ADJUSTED EBITDA

	LTM 1Q16	1Q16	Year 2015	4Q15	3Q15	2Q15	1Q15
Net income (loss) attributable to Chemours	$ (82)	$ 51	$ (90)	$ (86)	$ (29)	$ (18)	$ 43
Non-operating pension and other postretirement employee benefit costs	(17)	(7)	(3)	(8)	(10)	8	7
Exchange (gains) losses	(29)	6	(19)	28	(44)	(19)	16
Restructuring charges	302	17	285	85	139	61	-
Asset impairments	73	-	73	3	70	-	-
(Gain) loss on sale of assets or business	(80)	(89)	9	9	-	-	-
Transaction, legal and other charges	25	8	17	17	-	-	-
(Benefit from) Provision for income taxes relating to reconciling items [1]	(97)	25	(129)	(43)	(60)	(19)	(7)
Adjusted Net Income	$ 95	$ 11	$ 143	$ 5	$ 66	$ 13	$ 59
Net income attributable to noncontrolling interests	-	-	-	-	-	-	-
Interest expense	189	57	132	53	51	28	-
Depreciation and amortization	269	66	267	66	70	67	64
All remaining provision for (benefit from) income taxes [1]	3	(6)	31	8	(18)	19	22
Adjusted EBITDA	$ 556	$ 128	$ 573	$ 132	$ 169	$ 127	$ 145
Adjusted earnings per share, basic [2]	$ 0.52	$ 0.06	$ 0.79	$ 0.03	$ 0.36	$ 0.07	$ 0.33
Adjusted earnings per share, diluted [2]	$ 0.52	$ 0.06	$ 0.79	$ 0.03	$ 0.36	$ 0.07	$ 0.33

[1] Total of provision for (benefit from) income taxes reconciles to the amount reported in the interim consolidated statement of operations for the three months ended March 31, 2016, September 30, 2015, June 30, 2015, March 31, 2015 and year ended December 31, 2015.

[2] On July 1, 2015, E. I. du Pont de Nemours and Company distributed 180,966,833 shares of Chemours' common stock to holders of its common stock. Basic and diluted earnings per common share for the three months ended March 31, 2015 and June 30, 2015 were calculated using the number of shares distributed on July 1, 2015.

RECONCILIATION OF FREE CASH FLOW

	LTM 1Q16	1Q16	Year 2015	4Q15	3Q15	2Q15	1Q15
Cash provided by (used for) operating activities	$ 456	$ 36	$ 182	$ 302	$ 113	$ 5	$ (238)
Purchases of property, plant and equipment	(471)	(89)	(519)	(127)	(105)	(150)	(137)
Free cash flow [3]	$ (15)	$ (53)	$ (337)	$ 175	$ 8	$ (145)	$ (375)

[3] For the three months ended March 31, 2016, free cash flow includes benefit from DuPont prepayment of ~$166M. Free cash flow excluding the DuPont prepayment was ($219M).

Chemours™

27

28 ©2016 The Chemours Company. Chemours™ and the Chemours Logo are trademarks or registered trademarks of The Chemours Company